Exhibit 99.1
Lifecore Biomedical Announces Special Stockholder Meeting
Company Seeking to Remove Convertible Preferred Stock Exchange Cap to Permit Potential Conversion of Series A Preferred Stock as Contemplated by the Series A Preferred Stock Terms
CHASKA, Minn., January 17, 2025 -- Lifecore Biomedical, Inc. (NASDAQ: LFCR) (“Lifecore”), a fully integrated contract development and manufacturing organization (“CDMO”), today announced that it intends to hold a special meeting of its stockholders (the “Special Meeting”) on April 10, 2025 (the “Special Meeting Date”), to consider and vote on a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of its common stock, par value $0.001 per share (“Common Stock”) issuable upon conversion of shares of Lifecore’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Convertible Preferred Stock”) in an amount in excess of 19.99% of the number of shares of the Common Stock outstanding immediately prior to the issuance of such Convertible Preferred Stock (the “Proposal”).
Pursuant to the terms of the Convertible Preferred Stock, the holders currently have the right to convert their shares of Convertible Preferred Stock into Common Stock, subject to certain limitations. Such limitations include limiting the ability to convert in an amount in excess of 19.99% of the number of shares of the Common Stock outstanding immediately prior to the issuance of such Convertible Preferred Stock (the “Convertible Preferred Stock Exchange Cap”). As contemplated by the Convertible Preferred Stock Securities Purchase Agreement dated January 9, 2023 (the “Purchase Agreement”), Lifecore is seeking stockholder approval for the Proposal, thereby eliminating the Convertible Preferred Stock Exchange Cap. Based on the current conversion price of the Convertible Preferred Stock, the maximum number of shares of Common Stock that the Convertible Stock can be converted into is 6,056,284 shares. The Proposal, if approved, would allow the potential conversion of Convertible Preferred Stock beyond the current limit in accordance with its terms. As of the date of this press release, no holders of Lifecore’s Convertible Preferred Stock have elected to convert their shares to Common Stock. This meeting is being held solely for the purpose of accommodating the terms of the Purchase Agreement, and Lifecore currently has no plans to raise additional equity capital.
Lifecore’s board of directors has approved that holders of record of Lifecore’s Common Stock and Convertible Preferred Stock as of the close of business on February 18, 2025 (the “Record Date”), will be entitled to receive notice of and to vote at the Special Meeting. The Special Meeting Date and the Record Date are subject to change.
Lifecore plans to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting. After receiving clearance from the SEC, Lifecore will file a definitive proxy statement with the SEC (the “Definitive Proxy Statement”), which will be sent to stockholders. The Definitive Proxy Statement will contain further details regarding the Special Meeting, including the meeting date and how stockholders can participate in and vote at the meeting.
About Lifecore Biomedical
Lifecore Biomedical, Inc. (Nasdaq: LFCR) is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development, fill and finish of sterile injectable pharmaceutical products in syringes, vials, and cartridges, including complex formulations. As a leading manufacturer of premium, injectable-grade hyaluronic acid, Lifecore brings more than 40 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about Lifecore, visit Lifecore’s website at www.lifecore.com.
Important Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or Lifecore’s future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, Lifecore’s plans and expectations regarding the proposed Special Meeting and the Proposal, and Lifecore’s intention with respect to future capital raising activities. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, the ability for Lifecore to hold the Special Meeting on the anticipated timeline, if at all, changes in Lifecore’s liquidity needs, as well as the other risks set forth in Lifecore’s filings with the Securities and Exchange Commission, including Lifecore’s Annual Report on Form 10-K for the fiscal year ended May 26, 2024, and Lifecore’s Quarterly Reports on Form 10-Q for the fiscal quarters ended August 25, 2024, and November 24, 2024. The forward-looking statements contained herein speak only as of the date of this release. Lifecore expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in Lifecore’s expectations or any change in events, conditions or circumstances on which any such statement is based.
Additional Information and Where to Find It
In connection with the Special Meeting, Lifecore intends to file proxy materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. THIS DOCUMENT IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT OR ANY OTHER DOCUMENT THAT LIFECORE MAY FILE WITH THE SEC. THE DEFINITIVE PROXY STATEMENT (IF AND WHEN AVAILABLE) WILL BE MAILED TO STOCKHOLDERS OF LIFECORE. Stockholders of Lifecore and other interested persons are urged to read all relevant documents filed with the SEC when they become available, including the preliminary and definitive proxy statements to be filed in connection with the Special Meeting, because they will contain important information about the Special Meeting and the Proposal. Stockholders will be able to obtain such documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Lifecore by directing a request to Lifecore Biomedical, Inc., Attn: Secretary, 3515 Lyman Boulevard, Chaska, MN 55318 (telephone number: 952-368-4300).
Participants in the Solicitation
Lifecore and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” in the solicitation of proxies from Lifecore’s stockholders with respect to the proposals to be submitted to Lifecore’s stockholders at the Special Meeting. Information about Lifecore’s directors and executive officers is set forth in Lifecore’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on September 23, 2024. To the extent holdings of Lifecore’s securities by its directors or executive officers have changed from the amounts set forth in such Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation, which may, in some cases, be different than those of Lifecore’s stockholders generally, will be set forth in the preliminary and definitive proxy statements to be filed in connection with the Special Meeting.

Lifecore Biomedical, Inc. Contact Information:
Vida Strategic Partners
Stephanie Diaz (Investors)
415-675-7401
sdiaz@vidasp.com
Tim Brons (Media)
415-675-7402
tbrons@vidasp.com
Ryan D. Lake (CFO)
Lifecore Biomedical
952-368-6244
ryan.lake@lifecore.com